Filed Pursuant to Rule 497(e)
Registration No. 33-41913
THE GABELLI EQUITY SERIES FUNDS, INC.
(the “COMPANY”)
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Focus Five Fund
(each a “Fund” and together, the “Funds”)
Supplement dated January 1, 2012
to the Company’s AAA Prospectus dated January 28, 2011
Effective January 1, 2012, The Gabelli Woodland Small Cap Value Fund has been renamed The Gabelli Focus Five Fund and all references in the Prospectus to The Gabelli Woodland Small Cap Value Fund or the Woodland Small Cap Value Fund will be changed to The Gabelli Focus Five Fund or the Focus Five Fund, respectively. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following section replaces the “Principal Investment Strategies” section found on page 11 of the Company’s AAA Prospectus:
Principal Investment Strategies
Under normal circumstances, the Focus Five Fund will invest up to approximately 50% of its net assets in five companies with the remaining net assets to be invested across ten to twenty other companies or in short-term high grade investments or cash and cash equivalents. Commencing 60 days after notice to shareholders, the Focus Five Fund’s Advisor will consider for purchase the stocks of all companies whose market capitalization (capitalization is the price per share multiplied by the number of shares outstanding) trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Fund’s portfolio managers believe an informed buyer would pay to acquire a company’s entire business. The five largest holdings in the Fund’s portfolio will be considered by the Fund’s portfolio managers to have a potential near-term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated. Prior to 60 days after such notice is sent, the Focus Five Fund will invest at least 80% of its assets under normal market conditions in equity securities of companies that are considered to be small capitalization companies at the time of investment.
In selecting investments for the Focus Five Fund, the Adviser focuses on issuers that:
•	have potential for long-term earnings per share growth

•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

•	are well-managed

•	rapid changes in industry conditions due to regulatory or other developments

•	changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.
The following replaces the “Principal Risks” section found on page 12 of the Company’s AAA Prospectus:
Principal Risks
You May Want to Invest in the Focus Five Fund if:
•	you are a long-term investor

•	you seek growth of capital
Investing in the Focus Five Fund involves the following risks:
•	Equity Risk. The principal risk of investing in the Focus Five Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Focus Five Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Focus Five Fund could go down, you could lose money.

•	Value Investing Risk. The Focus Five Fund invests in “value” stocks. The portfolio managers may be wrong in the assessment of a company’s value and the stocks the Focus Five Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Focus Five Fund’s relative performance may suffer.

•	Fund and Management Risk. The Focus Five Fund invests in stocks issued by companies believed by the portfolio managers to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio managers are incorrect in their assessment of the values of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Focus Five Fund’s shares may decline.

•	Non-Diversification Risk. The Focus Five Fund is classified as a “nondiversified” investment company. Because the Focus Five Fund, as a nondiversified investment company, will invest in the securities of fewer individual issuers than a “diversified” mutual fund, an investment in the Focus Five Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk will be concentrated in fewer securities.

The following paragraph has been inserted on page 14 of the Company’s AAA Prospectus under the section entitled “Management”:
The Portfolio Managers. Ms. Elizabeth M. Lilly, CFA, has served as portfolio manager of the Focus Five Fund since its inception (as the Gabelli Woodland Small Cap Value Fund) on December 31, 2002. Mr. Daniel Miller and Ms. Sarah Donnelly, have each served as portfolio managers of the Focus Five Fund since January 2012.
The following paragraph has been inserted on page 18 of the Company’s AAA Prospectus under the paragraph entitled “The Portfolio Managers” found in the “Management of the Funds” section:
Mr. Daniel Miller is a portfolio manager of the Focus Five Fund. Mr. Miller is also President of Gabelli & Company, Inc., which is an affiliate of the Adviser. He joined Gabelli & Company in 2002, and has been responsible for managing the firm’s institutional equities business since 2004. He was appointed President of Gabelli & Company, Inc. in August, 2011. Mr. Miller graduated magna cum laude from the University of Miami.
Ms. Sarah Donnelly is a portfolio manager of the Focus Five Fund. Ms. Donnelly is also an employee of Gabelli & Company, Inc., an affiliate of the Adviser, which she joined in 1999 as a research analyst. Ms. Donnelly currently follows the food and household products industries as a member of the consumer products team. Sarah received her B.S. in Finance from Fordham University.

December 30, 2011
VIA EDGAR
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attention:	Office of Filings, Information & Consumer Services

Re:	Gabelli Equity Series Funds, Inc. (the “Company”) File Nos. 33-41913 and 811-06367
Dear Sir or Madam:
     Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, please accept for filing on behalf of the above-referenced Company a supplement dated December 30, 2011 to the Company’s AAA Prospectus dated January 28, 2011, as supplemented June 30, 2011.
     If you have any questions concerning this filing, you may contact the undersigned at (212) 735-2790.

/s/ Richard T. Prins
Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP

cc:	B. Alpert — Gabelli Funds, LLC A. Mullady — Gabelli Funds, LLC A. Lonergan H. Robichaud